UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                  FORM 8-K


                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)     May 12, 2005
                                                     --------------------


                             PARLEX CORPORATION
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           (Exact Name of Registrant as Specified in Its Charter)


                                Massachusetts
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               (State or Other Jurisdiction of Incorporation)


               0-12942                               04-2464749
      ------------------------            ---------------------------------
      (Commission File Number)            (IRS Employer Identification No.)



         One Parlex Place, Methuen, Massachusetts           01844
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         (Address of Principal Executive Offices)         (Zip Code)


                               (978) 685-4341
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            (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
            ----------------------------------------------

      On May 12, 2005, Parlex Corporation issued a press release setting forth its results of operations and financial condition for its third fiscal quarter ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ----------------------------------

      (c)   Exhibits.

            (99.1) Press Release of Parlex Corporation dated May 12, 2005.





                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PARLEX CORPORATION
                                       (Registrant)



                                       By: /s/ Jonathan R. Kosheff
                                           ---------------------------------
                                           Jonathan R. Kosheff
                                           Chief Financial Officer

                                                         Date:  May 12, 2005


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